UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
                        FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 1, 2020
COLUMBIA BANKING SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Washington	0-20288	91-1422237
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1301 A Street
Tacoma, WA 98402-2156
(Address of principal executive offices and zip code)
(253) 305-1900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, No Par Value	COLB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective January 1, 2020, Columbia State Bank (the “Bank”), a wholly owned subsidiary of Columbia Banking System, Inc. (the “Company”), entered into a Change in Control Agreement (the “CIC Agreement”) with Christopher Merrywell, the Executive Vice President and Chief Operating Officer of the Company. The CIC Agreement replaces on substantially the same terms the previous Change in Control Agreement between Mr. Merrywell and the Bank and contains substantially similar terms as the change in control agreements entered into between the Bank and the Company’s other executive officers.
The CIC Agreement has a term of five years and provides that if Mr. Merrywell’s employment is terminated without Cause or if he resigns for Good Reason within 365 days following a Change in Control (as each capitalized term is defined in the CIC Agreement) or sixty days prior to the public announcement of such Change in Control (provided that the Change in Control occurs within 18 months of his termination of employment), he will be entitled to receive a severance benefit equal to two times his then-current annual base salary, all of his options will vest, all restrictions on his restricted stock awards will lapse and the Bank will reimburse certain COBRA insurance premiums for a limited time following his termination. During his employment and for a period of two years after any severance benefit is paid under the CIC Agreement, Mr. Merrywell agrees not to compete with the Bank or the Company, nor solicit or interfere with any employee, customer or business relationship of the Bank or the Company.

A copy of the CIC Agreement will be filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2020.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
The following exhibits are being filed herewith:

Exhibit No.	Description
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from the Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA BANKING SYSTEM, INC.

Date:	January 6, 2020	/s/ KUMI YAMAMOTO BARUFFI
Kumi Yamamoto Baruffi
Executive Vice President, General Counsel and Corporate Secretary